(a)	Description of nature of support.

a.

Pursuant to a Few Waiver & Contribution Agreement the Adviser determined that it was appropriate and in the best interests of the Fund and its shareholders to temporarily reduce the fee paid by the Fund to the Adviser and to require the Adviser to make an ongoing contribution to the Fund’s assets effective May 13, 2019 until at least May 31, 2020.

(b)	Person providing support.

a.	Salt Financial LLC

(c)	Brief description of relationship between the person providing support and the Registrant.

a.	Investment adviser to the Fund.

(d)	Date support provided.

a.	May 13, 2019 through December 13, 2019.

(e)	Amount of support.

a.	$1,939

(f)

Security supported (if applicable). Disclose the full name of the issuer, the title of the issue (including coupon or yield, if applicable) and at least two identifiers, if available (e.g., CIK, CUSIP, ISIN, LEI).

a.	Not applicable.

(g)	Value of security supported on date support was initiated (if applicable).

a.	Not applicable.

(h)	Brief description of reason for support.

a.	Not applicable.

(i)	Term of support.

a.	Not applicable.

(j)	Brief description of any contractual restrictions relating to support.

a.	Not applicable.